Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectuses Dated May 1, 2016

Ameritas Advisor VUL®

Prospectus Dated May 1, 2019

Ameritas Advisor No-Load VA and Ameritas Advisor II VUL

Prospectuses Dated May 1, 2024

Supplement Dated July 30, 2024

On May 24, 2024, the Board of Trustees of Rydex Variable Trust approved a proposal to close and liquidate the Rydex Guggenheim Long Short Equity Fund (the “Fund”) pending shareholder approval. The proposal was approved by shareholders on July 22, 2024, and the liquidation is expected to occur on or about August 16, 2024 (the “Liquidation Date”). Therefore, the Fund will be closed to all purchases and transfers-in at the close of business on or about August 9, 2024.

Effective as of the close of business on the Liquidation Date, the Subaccount that invests in the Fund will no longer be available as an investment option under your Policy.

Prior to the Liquidation Date, you may change your allocation instructions and transfer any Policy value you currently have allocated to the Fund to one or more of the other variable investment option Subaccounts, or the Fixed Account, available under your Policy (the “Other Investment Options”).

If you have Policy value allocated to the Fund as of the Liquidation Date, such Policy value will automatically be transferred to the Fidelity® VIP Government Money Market Fund, Initial Class Subaccount (the "Money Market"). This includes money that is allocated through systematic transfer programs such as dollar cost averaging, portfolio rebalancing, or earnings sweep.

If you do not provide new allocation instructions prior to the Liquidation Date, any allocation instructions for future premiums directed to the Fund will automatically be changed to the Money Market as of the Liquidation Date.

For 60 days following the Liquidation Date, you may transfer any values that were transferred to the Money Market on the Liquidation Date to any of the Other Investment Options, free of charge. Transfers made due to the Fund's liquidation during this 60-day period will not count toward the number of total transfers or free transfers permitted during a Policy year.

You can transfer your Policy values or change your investment allocations by submitting your written, electronic, or telephone instructions to our Trade Desk, via email to alictd@ameritas.com or by calling 800-255-9678.

To obtain a copy of the prospectus for the Money Market or any of the other underlying funds for the Other Investment Options available through your Policy, please call your financial professional, or our Service Center at 800-255-9678. You may also visit our website ameritas.com/investments/fund-prospectuses.

Effective as of the Liquidation Date, all references to the Fund are deleted from your prospectus.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 913 7-24